Exhibit 99.1

                       Cash America Reports Third Quarter
                    Net Earnings up 35% and Declares Dividend



     FORT WORTH, Texas--(BUSINESS WIRE)--Oct. 26, 2006--Cash America International, Inc. (NYSE:CSH) announced today that net income for the third quarter ended September 30, 2006 increased 35% to $12,941,000 (42 cents per share) compared to $9,563,000 (32 cents per share) for the same period in 2005. Earnings per share exceeded the Company's published expectations for the quarter of between 38 cents and 41 cents. The third quarter 2006 results represent the twentieth consecutive quarter that Cash America has reported an increase in net income above 20%.

     The increase in earnings was led by a 14% increase in total revenue during the period, up from $144.8 million in the third quarter of 2005 to $165.6 million during the third quarter of 2006. Total revenue improvements included a 20% increase in cash advance fees, which rose from $40.4 million in the third quarter of 2005 to $48.4 million during the same period in 2006. A larger component to the increase in total revenue came from continued strong demand for the Company's pawn related activities. Revenue from finance and service charges on pawn loans combined with merchandise sales was up 12% from a total of $102.0 million during the third quarter of 2005 to $114.3 million in the third quarter of 2006. Consolidated net revenue, defined as total revenue reduced for the cost of merchandise sold during the period, rose 15% on the strength of slightly higher gross profit margins. Consolidated same store net revenue was up 7.2% in the third quarter of 2006 compared to the prior year period.

     Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, "The higher levels of both pawn loans and short-term cash advances has led to another strong quarter due to top line revenue growth. Our pawn loan balances finished the quarter up 9% over the same period last year and the active balance of short-term cash advances, customer obligations which have not reached their due date, was up 51% from last year's third quarter, partially aided by the inclusion of CashNetUSA which was acquired on September 15, 2006. The characteristics of our loans and merchandise available for sale provide the Company with positive momentum for the fourth quarter of 2006."

     For the first nine months of fiscal year 2006, Cash America produced an increase in net income of 38% to $39,242,000 ($1.29 per share) compared to $28,365,000 (94 cents per share) in the same period of the prior year. The 2006 year-to-date net income includes a $1.4 million (5 cents per share) after-tax gain on proceeds from a lease contract termination during the second quarter. Excluding this gain, net income for the first nine months of 2006 is $37,833,000 ($1.24 per share), up 33% compared to the same period in 2005. Driving the year-over-year net income increase was an increase of 13% in total revenue to $477.8 million for the nine-month period ended September 2006 up from $423.3 million for the same period in 2005.

     Cash America will host a conference call to discuss the third quarter results on Thursday, October 26th at 3:45 p.m. CDT. A live web cast of the call will be available on the Investor Relations section of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company's web site for 90 days following the conference call.

     Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.025 (2.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on November 8, 2006 and will be paid at the close of business on November 22, 2006.

     Outlook for the Fourth Quarter of 2006 and Fiscal Year 2007

     Management believes that continued growth in earnings will be largely a function of sustained increases in demand for its loan products, which generally lead to higher asset balances and revenue. Other elements expected to affect the growth in revenue include the ongoing maturation of the 136 additional lending locations opened or acquired during the last 24 months, the regulatory governance of consumer loan products and the integration of CashNetUSA. As it enters the fourth quarter of 2006, management anticipates that demand for the Company's products will remain strong and is confirming its previously reported top-end expectation for full year 2006 earnings per share of $1.98 and narrowing the bottom-end to $1.92, compared to $1.48 per share from continuing operations in fiscal 2005. This range implies a fourth quarter 2006 range of between 68 cents and 74 cents per share, compared to 55 cents per share in the fourth quarter of 2005. The 2006 full year estimates do not include the $1.4 million after tax gain (5 cents per share) related to the early termination of a store lease reported in the second quarter. In addition, Cash America is confirming its recently released expectations for fiscal year 2007 consolidated earnings per share of between $2.40 and $2.55, which was reported on September 18, 2006.

     Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 905 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 474 locations in 23 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its locations including 293 locations that offer this service under the brand names Cash America Payday Advance and Cashland. Short-term cash advances are also offered to customers via the Internet distribution channel of CashNetUSA located at http://www.cashnetusa.com. In addition, check cashing services are provided through its 138 franchised and Company-owned "Mr. Payroll" check cashing centers. For additional information, visit the Company's websites located at http://www.cashamerica.com and http://www.cashnetusa.com.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

     This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, the ability to successfully integrate newly acquired businesses into the Company's operations and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes," "estimates," "plans," "expects," "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                      (in thousands, except per share data)

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

Consolidated Operations:
  Total revenue                $165,596  $144,773  $477,821  $423,331
  Net revenue                  $119,315  $103,910  $335,912  $295,574
  Total expenses                $95,971   $86,356  $269,186  $243,212

  Income from operations        $23,344   $17,554   $66,726   $52,362

  Net Income                    $12,941    $9,563   $39,242   $28,365

  Earnings per share:
     Basic                        $0.44     $0.33     $1.32     $0.97
     Diluted                      $0.42     $0.32     $1.29     $0.94

  Weighted average shares:
     Basic                       29,707    29,309    29,652    29,329
     Diluted                     30,548    30,142    30,515    30,218


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                         September 30,    December 31,
                                      -------------------
                                        2006      2005       2005
                                      --------- --------- ------------
                                          (Unaudited)
Assets

 Current assets:
  Cash and cash equivalents            $30,241   $19,492      $18,852
  Pawn loans                           133,734   122,916      115,280
  Cash advances, net                    70,253    39,712       40,704
  Merchandise held for disposition,
   net                                  83,179    73,827       72,683
  Finance and service charges
   receivable                           23,846    21,305       22,048
  Other receivables and prepaid
   expenses                             11,539    11,923       13,406
  Deferred tax assets                   14,657    13,364       11,274
                                      --------- --------- ------------

     Total current assets              367,449   302,539      294,247

  Property and equipment, net          110,983    93,184       94,856
  Goodwill                             193,379   173,313      174,987
  Intangible assets, net                27,078    24,119       23,391
  Other assets                          12,296    10,816       11,167
                                      --------- --------- ------------

     Total assets                     $711,185  $603,971     $598,648
                                      ========= ========= ============

Liabilities and Stockholders' Equity

 Current liabilities:
  Accounts payable and accrued
   expenses                            $52,045   $32,401      $37,217
  Customer deposits                      7,470     6,579        6,239
  Income taxes currently payable         2,456       885        1,449
  Current portion of long-term debt     16,786    16,786       16,786
                                      --------- --------- ------------

     Total current liabilities          78,757    56,651       61,691

  Deferred tax liabilities              11,688    10,757       11,344
  Other liabilities                      1,578     1,445        1,689
  Long-term debt                       200,617   177,219      149,208
                                      --------- --------- ------------

     Total liabilities                 292,640   246,072      223,932
                                      --------- --------- ------------

  Stockholders' equity:
     Common stock, 30,235,164 shares
      issued                             3,024     3,024        3,024
     Additional paid-in capital        160,234   156,022      156,557
     Retained earnings                 267,004   214,052      229,975
     Accumulated other comprehensive
      income (loss)                         21        --           (5)
     Notes receivable secured by
      common stock                        (382)   (2,488)      (2,488)
     Treasury shares                   (11,356)  (12,711)     (12,347)
                                      --------- --------- ------------

      Total stockholders' equity       418,545   357,899      374,716
                                      --------- --------- ------------

        Total liabilities and
         stockholders' equity         $711,185  $603,971     $598,648
                                      ========= ========= ============


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)

                                Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                                ------------------ -------------------
                                  2006     2005      2006      2005
                                --------- -------- --------- ---------
                                             (Unaudited)

Revenue
  Finance and service charges    $39,404  $35,980  $109,047  $102,476
  Proceeds from disposition of
   merchandise                    74,848   66,027   235,239   210,101
  Cash advance fees               48,401   40,428   123,235   102,114
  Check cashing fees, royalties
   and other                       2,943    2,338    10,300     8,640
                                --------- -------- --------- ---------

Total Revenue                    165,596  144,773   477,821   423,331

Cost of Revenue
  Disposed merchandise            46,281   40,863   141,909   127,757
                                --------- -------- --------- ---------

Net Revenue                      119,315  103,910   335,912   295,574
                                --------- -------- --------- ---------

Expenses
  Operations                      58,263   54,596   177,178   162,296
  Cash advance loss provision     17,503   15,502    32,738    31,905
  Administration                  13,259   10,411    39,468    31,924
  Depreciation and amortization    6,946    5,847    19,802    17,087
                                --------- -------- --------- ---------

Total Expenses                    95,971   86,356   269,186   243,212
                                --------- -------- --------- ---------

Income from Operations            23,344   17,554    66,726    52,362

  Interest expense                (3,162)  (2,787)   (8,010)   (7,614)
  Interest income                    435      402     1,202     1,227
  Foreign currency transaction
   gain (loss)                        67       47       245      (868)
  Gain from termination of
   contract                           --       --     2,167        --
                                --------- -------- --------- ---------

Income from Operations before
 Income Taxes                     20,684   15,216    62,330    45,107
  Provision for income taxes       7,743    5,653    23,088    16,742
                                --------- -------- --------- ---------

Net Income                       $12,941   $9,563   $39,242   $28,365
                                ========= ======== ========= =========

Earnings Per Share:

  Basic                            $0.44    $0.33     $1.32     $0.97
  Diluted                          $0.42    $0.32     $1.29     $0.94

Weighted average common shares
 outstanding:

  Basic                           29,707   29,309    29,652    29,329
  Diluted                         30,548   30,142    30,515    30,218

Dividends declared per common
 share                            $0.025   $0.025    $0.075    $0.075



                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                          FINANCIAL AND OPERATING DATA
                     ($ in thousands unless noted otherwise)

                            Three Months Ended     Nine Months Ended
                               September 30,         September 30,
                           --------------------- ---------------------
                              2006       2005      2006       2005
                           ----------- --------- ---------- ----------

PAWN LENDING OPERATIONS:
 Pawn loans
  Annualized yield on pawn
   loans                       119.3 %   118.7 %    123.3 %    124.5 %
  Total amount of pawn
   loans written and
   renewed                   $129,269  $118,353   $357,170   $330,531
  Average pawn loan balance
   outstanding               $131,089  $120,230   $118,297   $110,070
  Average pawn loan balance
   per average location in
   operation                     $284      $268       $258       $248
  Ending pawn loan balance
   per location in
   operation                     $289      $271       $289       $271
  Average pawn loan amount
   at end of period (not in
   thousands)                    $100       $92       $100        $92
  Profit margin on
   disposition of
   merchandise as a
   percentage of proceeds
   from disposition of
   merchandise                  38.2 %    38.1 %     39.7 %     39.2 %
  Average annualized
   merchandise turnover          2.4x      2.4x       2.6x       2.6x
  Average balance of
   merchandise held for
   disposition per average
   location in operation         $167      $153       $157       $146
  Ending balance of
   merchandise held for
   disposition per location
   in operation                  $180      $163       $180       $163
  Pawnshop locations in
   operation -
   Beginning of period,
    owned                         457       445        456        441
    Acquired                        5         4          7          6
    Start-ups                       1         4          2          7
    Combined or closed             --        --         (2)        (1)
                           ----------- --------- ---------- ----------
   End of period, owned           463       453        463        453
   Franchise locations at
    end of period                  11        11         11         11
                           ----------- --------- ---------- ----------
   Total pawnshop locations
    at end of period              474       464        474        464
                           =========== ========= ========== ==========
   Average number of owned
    pawnshop locations            462       448        459        444
                           =========== ========= ========== ==========

 Cash advances
  Total amount of cash
   advances written (a)       $76,040   $76,543   $200,786   $201,474
  Number of cash advances
   written (not in
   thousands) (a)             190,692   218,594    510,196    598,514
  Average amount per cash
   advance (not in
   thousands) (a)                $399      $350       $394       $337
  Combined cash advances
   outstanding (a)            $19,253   $20,217    $19,253    $20,217
  Cash advances outstanding
   per location at end of
   period (a)                     $46       $47        $46        $47
  Cash advances outstanding
   before allowance for
   losses (b)                  $8,780   $11,024     $8,780    $11,024
  Locations offering cash
   advances at end of
   period                         421       434        421        434
                           =========== ========= ========== ==========
  Average number of
   locations offering cash
   advances                       420       431        427        429
                           =========== ========= ========== ==========

CASH ADVANCE OPERATIONS:

  Total amount of cash
   advances written (a)      $219,267  $189,127   $551,189   $467,362
  Number of cash advances
   written (not in
   thousands) (a)             589,138   504,999  1,480,025  1,290,460
  Average amount per cash
   advance (not in
   thousands) (a)                $372      $375       $372       $362
  Combined cash advances
   outstanding (a)            $78,479   $44,148    $78,479    $44,148
  Cash advances outstanding
   before allowance for
   losses (b)                 $72,562   $38,690    $72,562    $38,690
  Cash advance locations in
   operation -
   Beginning of period            291       271        286        253
    Acquired                       --        --         --          1
    Start-ups                       2         8         10         27
    Combined or closed             --        --         (3)        (2)
                           ----------- --------- ---------- ----------
   End of period                  293       279        293        279
                           =========== ========= ========== ==========
  Average number of cash
   advance locations              292       275        289        267
                           =========== ========= ========== ==========


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                    FINANCIAL AND OPERATING DATA (Continued)
                     ($ in thousands unless noted otherwise)

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

CHECK CASHING OPERATIONS (Mr.
 Payroll Corp)(c)
  Face amount of checks cashed $311,562  $294,868  $998,154  $909,491
  Gross fees collected           $4,264    $3,950   $14,216   $12,720
  Fees as a percentage of
   checks cashed                   1.4 %     1.3 %     1.4 %     1.4 %
  Average check cashed (not in
   thousands)                      $401      $375      $425      $387
  Centers in operation at end
   of period                        138       137       138       137
                               ========= ========= ========= =========
  Average number of check
   cashing centers                  138       136       139       135
                               ========= ========= ========= =========


(a) Includes cash advances made by the Company and cash advances made by third-party lenders offered at the Company's locations.
(b) Amounts recorded in the Company's consolidated financial statements.
(c) Includes franchised and company-owned locations.


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR
                                     LOSSES
                                 (in thousands)

                                                       September 30,
                                                     -----------------
                                                      2006     2005
                                                     -------- --------

Originated by the Company
  Active cash advances and fees receivable           $54,741  $31,372
  Cash advances and fees in collection                20,146   10,680
                                                     -------- --------

     Total originated by the Company                  74,887   42,052
                                                     -------- --------

Originated by third-party lenders
  Active cash advances and fees receivable            17,072   16,116
  Cash advances and fees in collection                 5,773    6,197
                                                     -------- --------

     Total originated by third-party lenders          22,845   22,313
                                                     -------- --------

Combined gross portfolio                              97,732   64,365
  Less: Elimination of cash advances owned by third-
   party lenders                                      16,390   14,177
  Less: Discount on cash advances assigned by third-
   party lenders                                          --      474
                                                     -------- --------

Company-owned cash advances and fees receivable,
 gross                                                81,342   49,714
  Less: Allowance for losses                          11,089   10,002
                                                     -------- --------

Cash advances and fees receivable, net               $70,253  $39,712
                                                     ======== ========


                                 Three Months Ended  Nine Months Ended
                                    September 30,      September 30,
                                 ------------------- -----------------
                                   2006      2005     2006     2005
                                 ---------- -------- -------- --------

Allowance for company-owned cash
 advances

  Balance at beginning of period    $7,541   $7,720   $6,309   $4,358
   Cash advance loss provision      17,641   15,282   32,859   31,420
   Charge-offs                     (16,266) (14,990) (35,924) (32,691)
   Recoveries                        2,173    1,990    7,845    6,915
                                 ---------- -------- -------- --------

  Balance at end of period         $11,089  $10,002  $11,089  $10,002
                                 ========== ======== ======== ========

Accrual for third-party lender-
 owned cash advances

  Balance at beginning of period      $891     $607     $874     $342
   (Decrease) increase in loss
    provision                         (138)     220     (121)     485
                                 ---------- -------- -------- --------

  Balance at end of period            $753     $827     $753     $827
                                 ========== ======== ======== ========

Combined statistics
  Combined cash advance loss
   provision                       $17,503  $15,502  $32,738  $31,905
                                 ========== ======== ======== ========
  Combined cash advance loss
   provision as a % of combined
   cash advances written              5.9 %    5.8 %    4.4 %    4.8 %
                                 ========== ======== ======== ========
  Charge-offs (net of recoveries)
   as a % of combined cash
   advances written                   4.8 %    4.9 %    3.7 %    3.9 %
                                 ========== ======== ======== ========
  Combined allowance for losses
   and accrued third-party
   lenders losses as a % of
   combined gross portfolio          12.1 %   16.8 %   12.1 %   16.8 %
                                 ========== ======== ======== ========


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                 THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                                 (in thousands)

                                 Pawn     Cash     Check
                               Lending   Advance  Cashing Consolidated
                              --------- --------- ------- ------------

Three Months Ended September
 30, 2006:
-----------------------------

Revenue
  Finance and service charges  $39,404       $--     $--      $39,404
  Proceeds from disposition
   of merchandise               74,848        --      --       74,848
  Cash advance fees             11,963    36,438      --       48,401
  Check cashing fees,
   royalties and other              --     1,887   1,056        2,943
                              --------- --------- ------- ------------

Total revenue                  126,215    38,325   1,056      165,596

Cost of revenue - disposed
 merchandise                    46,281        --      --       46,281
                              --------- --------- ------- ------------

Net revenue                     79,934    38,325   1,056      119,315
                              --------- --------- ------- ------------

Expenses
  Operations                    43,148    14,788     327       58,263
  Cash advance loss provision    5,934    11,569      --       17,503
  Administration                 7,843     5,118     298       13,259
  Depreciation and
   amortization                  4,748     2,107      91        6,946
                              --------- --------- ------- ------------

Total expenses                  61,673    33,582     716       95,971
                              --------- --------- ------- ------------

Income from operations         $18,261    $4,743    $340      $23,344
                              ========= ========= ======= ============

As of September 30, 2006:
-----------------------------

Total assets                  $529,258  $174,621  $7,306     $711,185
                              ========= ========= ======= ============

Three Months Ended September
 30, 2005:
-----------------------------

Revenue
  Finance and service charges  $35,980       $--     $--      $35,980
  Proceeds from disposition
   of merchandise               66,027        --      --       66,027
  Cash advance fees             11,341    29,087      --       40,428
  Check cashing fees,
   royalties and other              --     1,393     945        2,338
                              --------- --------- ------- ------------

Total revenue                  113,348    30,480     945      144,773

Cost of revenue - disposed
 merchandise                    40,863        --      --       40,863
                              --------- --------- ------- ------------

Net revenue                     72,485    30,480     945      103,910
                              --------- --------- ------- ------------

Expenses
  Operations                    41,130    13,123     343       54,596
  Cash advance loss provision    5,201    10,301      --       15,502
  Administration                 6,116     4,017     278       10,411
  Depreciation and
   amortization                  3,957     1,811      79        5,847
                              --------- --------- ------- ------------

Total expenses                  56,404    29,252     700       86,356
                              --------- --------- ------- ------------

Income from operations         $16,081    $1,228    $245      $17,554
                              ========= ========= ======= ============

As of September 30, 2005:
-----------------------------

Total assets                  $482,134  $114,835  $7,002     $603,971
                              ========= ========= ======= ============

Note: To more accurately estimate the administrative expenses associated with each operating segment, the Company began in the second quarter of 2006 to allocate the aggregate administrative expenses on a different basis. Management believes that the current methodology creates a more balanced allocation among the segments based on the time, resources and activities associated with the administrative activities of each operating segment. All prior periods have been revised to reflect this change in the allocation of administrative burden. There is no change to the consolidated performance of the Company for any period. There are no other changes to the segment results other than to the administrative expense allocation.


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                  NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                                 (in thousands)

Nine Months Ended September 30,
 2006:
----------------------------------

Revenue
  Finance and service charges      $109,047      $--    $--  $109,047
  Proceeds from disposition of
   merchandise                      235,239       --     --   235,239
  Cash advance fees                  31,893   91,342     --   123,235
  Check cashing fees, royalties
   and other                             --    7,220  3,080    10,300
                                   --------- -------- ------ ---------

Total revenue                       376,179   98,562  3,080   477,821

Cost of revenue - disposed
 merchandise                        141,909       --     --   141,909
                                   --------- -------- ------ ---------

Net revenue                         234,270   98,562  3,080   335,912
                                   --------- -------- ------ ---------

Expenses
  Operations                        132,164   44,033    981   177,178
  Cash advance loss provision        11,541   21,197     --    32,738
  Administration                     23,417   14,872  1,179    39,468
  Depreciation and amortization      13,568    5,973    261    19,802
                                   --------- -------- ------ ---------

Total expenses                      180,690   86,075  2,421   269,186
                                   --------- -------- ------ ---------

Income from operations              $53,580  $12,487   $659   $66,726
                                   ========= ======== ====== =========

Nine Months Ended September 30,
 2005:
----------------------------------

Revenue
  Finance and service charges      $102,476      $--    $--  $102,476
  Proceeds from disposition of
   merchandise                      210,101       --     --   210,101
  Cash advance fees                  30,371   71,743     --   102,114
  Check cashing fees, royalties
   and other                             --    5,721  2,919     8,640
                                   --------- -------- ------ ---------

Total revenue                       342,948   77,464  2,919   423,331

Cost of revenue - disposed
 merchandise                        127,757       --     --   127,757
                                   --------- -------- ------ ---------

Net revenue                         215,191   77,464  2,919   295,574
                                   --------- -------- ------ ---------

Expenses
  Operations                        123,046   38,199  1,051   162,296
  Cash advance loss provision        11,469   20,436     --    31,905
  Administration                     19,032   12,041    851    31,924
  Depreciation and amortization      11,566    5,279    242    17,087
                                   --------- -------- ------ ---------

Total expenses                      165,113   75,955  2,144   243,212
                                   --------- -------- ------ ---------

Income from operations              $50,078   $1,509   $775   $52,362
                                   ========= ======== ====== =========

See Note above regarding the revised methodology of allocating the aggregate administrative expenses to the operating segments.


    CONTACT: Cash America International, Inc., Fort Worth
             Thomas A. Bessant, Jr., 817-335-1100